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                                                                  Exhibit 10.4

                    [MERIDIAN AUTOMOTIVE SYSTEMS LETTERHEAD]

                                        PERSONAL & CONFIDENTIAL

[date]

TO:

FROM:     Tom Eggebeen

SUBJECT:  Severance Benefit Agreement

Meridian Automotive Systems, Inc. ("the Company") has initiated a severance benefit agreement program for the CEO and all members of the Executive Council. The following is to provide you with a letter of understanding of the terms of the severance benefit agreement.

The Company is hereby entering into a severance benefit agreement that contains, at a minimum, the payment of 18 months of base salary and the maximum bonus for 18 months and the continuation of active employee benefits for 18 months for an involuntary termination of employment for any reason other than cause or a decrease in duties or responsibilities or a reduction of base salary. Cause is defined to mean "a willful engaging in gross misconduct materially and demonstrably injurious to the Company."

Please feel free to contact me if you have any questions. A copy of this letter of understanding will be included in your personnel file.

Sincerely,

/s/ Thomas C. Eggebeen

Thomas C. Eggebeen
Vice President of Human Resources and Secretary

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                        Meridian Automotive Systems, Inc.
                           Severance Benefit Agreement
                     Schedule of Signatories to Exhibit 10.4

DATE                                SIGNATORY
----                                ---------
May 17, 2001                        Jon Baker
May 17, 2001                        Robert H. Barton, III
May 17, 2001                        Thomas C. Eggebeen
May 17, 2001                        Francis I. LeVeque
May 17, 2001                        J. Steve McKenzie
May 17, 2001                        Richard E. Newsted
May 17, 2001                        Craig S. Shatzer
June 1, 2001                        Dean P. Vanek
May 17, 2001                        H.H. ("Buddy") Wacaser
May 17, 2001                        Randall S. Wacaser